MERRILL LYNCH
OREGON
MUNICIPAL
BOND FUND






FUND LOGO






Semi-Annual Report

January 31, 1996



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Oregon
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011





TO OUR SHAREHOLDERS

Although the partial shutdown of the US Government curtailed the release of most economic data in the latter part of the six-month period ended January 31, 1996, it was nonetheless apparent that gross domestic product (GDP) growth was losing momentum. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by continuing to modestly lower short-term interest rates. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly during the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the six months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
We started the six-month period ended January 31, 1996 neutral on the interest rate outlook. The economy seemed to be turning around; the housing market started showing strength; retail sales were exhibiting strong momentum; and the Federal Reserve Board began easing monetary policy to spur what was believed to be a weak economy. We focused on seeking to enhance tax-exempt income while minimizing interest rate risk exposure. This strategy protected the Fund from increased volatility while maintaining a competitive yield.

By the end of September, we became more constructive on the interest rate outlook in response to signs that the resurgent economy was weakening and the risk of rising inflation subsiding. The strength in housing and retail sales proved to be temporary and began slipping going into the fourth quarter of 1995. Perception at this time was that the easing of short-term interest rates initiated by the Federal Reserve Board was not aggressive enough to stimulate the economy. We started extending the Fund's duration by purchasing bonds with greater price sensitivity to declining interest rates to seek to enhance total return to our shareholders.

This strategy proved very successful as we realized an attractive total return while providing a competitive yield to our shareholders. Looking ahead, we continue to be constructive on the interest rate outlook. We maintained the Fund's cash reserves under 5% of net assets enabling the Fund to fully participate in the expected continuing trend of lower tax-exempt interest rates.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Oregon
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(Robert A. DiMella)
Robert A. DiMella
Portfolio Manager



March 15, 1996

We are pleased to announce that Robert A. DiMella is responsible for the day-to-day management of Merrill Lynch Oregon Municipal Bond Fund. Mr. DiMella has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1995 as Assistant Vice President and was Assistant Portfolio Manager thereof from 1993 to 1995. Prior thereto, he was Assistant Portfolio Manager with Prudential Investment Advisors from 1992 to 1993, and was a Research Assistant with Prudential Investment Corporation from 1989 to 1992.





PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                               12 Month    3 Month
                                               1/31/96  10/31/95   1/31/95     % Change    % Change
Class A Shares*                                  $9.80     $9.58     $9.07      + 8.05%     +2.30%
Class B Shares*                                   9.80      9.58      9.07      + 8.05      +2.30
Class C Shares*                                   9.81      9.58      9.08      + 8.04      +2.40
Class D Shares*                                   9.80      9.57      9.07      + 8.05      +2.40
Class A Shares--Total Return*                                                   +13.74(1)   +3.59(2)
Class B Shares--Total Return*                                                   +13.17(3)   +3.46(4)
Class C Shares--Total Return*                                                   +13.05(5)   +3.54(6)
Class D Shares--Total Return*                                                   +13.63(7)   +3.68(8)
Class A Shares--Standardized 30-day Yield         4.63%
Class B Shares--Standardized 30-day Yield         4.32%
Class C Shares--Standardized 30-day Yield         4.22%
Class D Shares--Standardized 30-day Yield         4.54%


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.488 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.123 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.440 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.111 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.431 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.109 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.479 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.121 per share ordinary income dividends.



PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                         Net Asset Value          Capital Gains
Period Covered        Beginning     Ending         Distributed          Dividends Paid*     % Change**
8/27/93--12/31/93        $10.00       $10.30           --                   $0.185           + 4.89%
1994                      10.30         8.77           --                    0.515           -10.01
1995                       8.77         9.80           --                    0.489           +17.69
1/1/96--1/31/96            9.80         9.80           --                    0.029           + 0.40
                                                                            ------
                                                                      Total $1.218

                                                      Cumulative total return as of 1/31/96: +11.54%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Performance Summary--Class B Shares
                         Net Asset Value          Capital Gains
Period Covered        Beginning     Ending         Distributed          Dividends Paid*     % Change**
8/27/93--12/31/93        $10.00       $10.30           --                   $0.167           + 4.70%
1994                      10.30         8.77           --                    0.468           -10.46
1995                       8.77         9.80           --                    0.441           +17.10
1/1/96--1/31/96            9.80         9.80           --                    0.026           + 0.37
                                                                            ------
                                                                      Total $1.102

                                                    Cumulative total return as of 1/31/96: +10.18%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                         Net Asset Value          Capital Gains
Period Covered        Beginning     Ending         Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94        $9.02        $8.78           --                   $0.087           - 1.68%
1995                       8.78         9.81           --                    0.432           +16.96
1/1/96--1/31/96            9.81         9.81           --                    0.026           + 0.36
                                                                            ------
                                                                      Total $0.545

                                                    Cumulative total return as of 1/31/96: +15.41%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)



Performance Summary--Class D Shares
                         Net Asset Value          Capital Gains
Period Covered        Beginning     Ending         Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94        $9.02        $8.77           --                   $0.100           - 1.65%
1995                       8.77         9.80           --                    0.480           +17.58
1/1/96--1/31/96            9.80         9.80           --                    0.028           + 0.39
                                                                            ------
                                                                      Total $0.608

                                                      Cumulative total return as of 1/31/96: +16.10%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +17.69%        +12.98%
Inception (8/27/93)
through 12/31/95                          + 4.59         + 2.78

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/95                       +17.10%        +13.10%
Inception (8/27/93)
through 12/31/95                          + 4.06         + 3.26

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                       +16.96%        +15.96%
Inception (10/21/94)
through 12/31/95                          +12.41         +12.41

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +17.58%        +12.87%
Inception (10/21/94)
through 12/31/95                          +12.94         + 9.14

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.





PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Oregon Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
S/F        Single-Family
STRIPES    Short-Term Inverse Payment Exempt Securities
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                               Issue                                                (Note 1a)

Oregon--87.4%
BBB+     NR**        $1,000   Klamath Falls, Oregon, Intercommunity Hospital Authority Revenue Bonds
                              (Gross-Merle West Medical Center Project), Series A, 7.10% due 9/01/2024          $  1,076

AAA      Aaa          1,165   Lincoln County, Oregon, School District, UT, 5.25% due 6/15/2012 (e)                 1,183

                              Marion County, Oregon, School District No. 103C (Woodburn), Series B (e):
AAA      Aaa          3,000     5.45%* due 11/01/2011                                                              1,312
AAA      Aaa          1,500     5.70%* due 11/01/2012                                                                617

AAA      Aaa          2,280   Marion County, Oregon, Union High School District No. 007J (Silverton), UT,
                              7% due 6/01/2010 (c)                                                                 2,641

AAA      Aaa          1,500   McMinnville, Oregon, Sewer System Revenue Bonds, Series A, 5% due
                              2/01/2014 (e)                                                                        1,470

A1       VMIG1++      1,100   Medford, Oregon, Hospital Facilities Authority Revenue Bonds (Gross-
                              Rogue Valley Health Services), VRDN, 3.60% due 10/01/2016 (a)                        1,100

AAA      Aaa          1,215   Morrow County, Oregon, School District No. 001, UT, 6% due 6/01/2007 (b)             1,365

A-       NR**         1,250   Multnomah County, Oregon, Educational Facilities Revenue Bonds
                              (University of Portland Project), 6% due 4/01/2014                                   1,310

AA-      Aa             500   Multnomah County, Oregon, School District No. 1J (Portland), UT,
                              4.25% due 6/01/2003                                                                    499

                              Oregon Health Sciences, University Revenue Bonds, Series A (b):
AAA      Aaa          1,665     5.65%* due 7/01/2014                                                                 616
AAA      Aaa          2,575     5.65%* due 7/01/2015                                                                 907

AA-      Aa           1,000   Oregon State Higher Education Building Improvement Bonds, UT, Series A,
                              6.45% due 8/01/2024                                                                  1,094



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                               Issue                                                (Note 1a)

Oregon (concluded)
                              Oregon State Housing and Community Services Department, Mortgage
                              Revenue Bonds (S/F Mortgage Program):
NR**     Aa          $1,430     AMT, Series C, 6.40% due 7/01/2026                                               $ 1,484
NR**     Aa             500     Refunding, Series A, 6.40% due 7/01/2018                                             522
NR**     Aa           1,050     Series B, 6.875% due 7/01/2028                                                     1,128

AA-      Aa           1,475   Oregon State Veterans Welfare Revenue Bonds, Series 75, 5.85% due
                              10/01/2015                                                                           1,523

AAA      Aaa          1,000   Port of Portland International Airport Revenue Bonds (Portland
                              International Airport), AMT, Series 7-B, 7.10% due 7/01/2021 (b)                     1,117

A1+      A3             100   Port Saint Helens, Oregon, PCR (Portland General Electric Company Project),
                              VRDN, AMT, Series A, 4% due 8/01/2014 (a)                                              100

NR**     NR**         1,000   Portland, Oregon, Housing Authority, M/F Housing Revenue Bonds (Riverwood
                              Project), 6% due 1/01/2019                                                           1,003

A+       A1           1,500   Portland, Oregon, Sewer System Revenue Bonds, Series A, 6.25% due 6/01/2015          1,602

NR**     A            1,000   Salem, Oregon, Educational Facilities Revenue Refunding Bonds (Willamette
                              University Projects), 6.10% due 4/01/2014                                            1,054

AAA      Aaa          1,000   Tillamook County, Oregon, GO, UT, 6.25% due 1/01/2014 (e)                            1,092

AAA      Aaa          1,130   Yamhill County, Oregon, School District No. 029J (Newberg), UT, 6.875%
                              due 6/01/2007 (c)                                                                    1,312

Puerto Rico--12.1%

AAA      Aaa          2,720   Puerto Rico Commonwealth, UT, 7% due 7/01/2010 (d)                                   3,309

AAA      Aaa            400   Puerto Rico Electric Power Authority, Power Revenue Bonds, STRIPES,
                              Series T, 7.571% due 7/01/2005 (c)(f)                                                  463

Total Investments (Cost--$28,872)--99.5%                                                                          30,899

Other Assets Less Liabilities--0.5%                                                                                  148
                                                                                                                 -------
Net Assets--100.0%                                                                                               $31,047
                                                                                                                 =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(b)MBIA Insured.
(c)FSA Insured.
(d)AMBAC Insured.
(e)FGIC Insured.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
  *Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 **Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.


   See Notes to Financial Statements.


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$28,872,456) (Note 1a)                          $ 30,898,758
                    Cash                                                                                          19,226
                    Receivables:
                      Interest                                                             $    324,596
                      Beneficial interest sold                                                   38,214
                      Investment adviser (Note 2)                                                15,008          377,818
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      23,884
                    Prepaid registration fees and other assets (Note 1e)                                          40,694
                                                                                                            ------------
                    Total assets                                                                              31,360,380
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              163,145
                      Dividends to shareholders (Note 1f)                                        36,010
                      Distributor (Note 2)                                                       10,952          210,107
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       103,635
                                                                                                            ------------
                    Total liabilities                                                                            313,742
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 31,046,638
                                                                                                            ------------

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     45,377
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        255,605
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         13,829
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          1,943
                    Paid-in capital in excess of par                                                          31,844,101
                    Accumulated realized capital losses on investments--net (Note 5)                          (3,122,087)
                    Accumulated distributions in excess of realized capital
                    gains--net                                                                                   (18,432)
                    Unrealized appreciation on investments--net                                                2,026,302
                                                                                                            ------------
                    Net assets                                                                              $ 31,046,638
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $4,447,238 and 453,773 shares
                    of beneficial interest outstanding                                                      $       9.80
                                                                                                            ============
                    Class B--Based on net assets of $25,052,734 and 2,556,053
                    shares of beneficial interest outstanding                                               $       9.80
                                                                                                            ============
                    Class C--Based on net assets of $1,356,343 and 138,288 shares
                    of beneficial interest outstanding                                                      $       9.81
                                                                                                            ============
                    Class D--Based on net assets of $190,323 and 19,429 shares
                    of beneficial interest outstanding                                                      $       9.80
                                                                                                            ============

                    See Notes to Financial Statements.

Statement of Operations
                                                                               For the Six Months Ended January 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $    872,489
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $     87,259
                    Account maintenance and distribution fees--Class B (Note 2)                  64,773
                    Professional fees                                                            28,868
                    Accounting services (Note 2)                                                 28,400
                    Registration fees (Note 1e)                                                  10,778
                    Printing and shareholder reports                                             10,031
                    Transfer agent fees--Class B (Note 2)                                         8,423
                    Amortization of organization expenses (Note 1e)                               4,030
                    Account maintenance and distribution fees--Class C (Note 2)                   3,553
                    Custodian fees                                                                1,895
                    Transfer agent fees--Class A (Note 2)                                         1,228
                    Trustees' fees and expenses                                                     852
                    Pricing fees                                                                    775
                    Transfer agent fees--Class C (Note 2)                                           384
                    Account maintenance fees--Class D (Note 2)                                       96
                    Transfer agent fees--Class D (Note 2)                                            54
                                                                                           ------------
                    Total expenses before reimbursement                                         251,399
                    Reimbursement of expenses (Note 2)                                         (111,583)
                                                                                           ------------
                    Total expenses after reimbursement                                                           139,816
                                                                                                            ------------
                    Investment income--net                                                                       732,673
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            305,966
Unrealized          Change in unrealized appreciation on investments--net                                      1,029,440
Gain on                                                                                                     ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  2,068,079
--Net (Notes                                                                                                ============
1b, 1d & 3):



Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                        Jan. 31, 1996    July 31, 1995
Operations:         Investment income--net                                                 $    732,673     $  1,546,572
                    Realized gain (loss) on investments--net                                    305,966       (2,378,778)
                    Change in unrealized appreciation/depreciation on investments--net        1,029,440        2,151,374
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,068,079        1,319,168
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (112,397)        (270,715)
(Note 1f):            Class B                                                                  (589,084)      (1,258,134)
                      Class C                                                                   (26,392)         (14,460)
                      Class D                                                                    (4,800)          (3,263)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to shareholders        (732,673)      (1,546,572)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                    (1,523,233)      (1,192,644)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                               (187,827)      (1,420,048)
                    Beginning of period                                                      31,234,465       32,654,513
                                                                                           ------------     ------------
                    End of period                                                          $ 31,046,638     $ 31,234,465
                                                                                           ============     ============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                       Class A                       Class B
                                                            For the              For the   For the               For the
                                                              Six      For the    Period     Six     For the      Period
The following per share data and ratios have been derived    Months      Year    Aug. 27,   Months     Year      Aug. 27,
from information provided in the financial statements.       Ended      Ended   1993++ to   Ended     Ended     1993++ to
                                                            Jan. 31,   July 31, July 31,   Jan. 31,  July 31,   July 31,
Increase (Decrease) in Net Asset Value:                       1996       1995      1994      1996      1995        1994
Per Share           Net asset value, beginning
Operating           of period                               $  9.40    $  9.41    $ 10.00   $  9.40   $  9.41    $ 10.00
Performance:                                                -------    -------    -------   -------   -------    -------
                    Investment income--net                      .24        .50        .48       .22       .45        .43
                    Realized and unrealized gain
                    (loss) on investments--net                  .40       (.01)      (.58)      .40      (.01)      (.58)
                                                            -------    -------    -------   -------   -------    -------
                    Total from investment operations            .64        .49       (.10)      .62       .44       (.15)
                                                            -------    -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                   (.24)      (.50)      (.48)     (.22)     (.45)      (.43)
                      In excess of realized gain on
                      investments--net                           --         --       (.01)       --        --       (.01)
                                                            -------    -------    -------   -------   -------    -------
                    Total dividends and distributions          (.24)      (.50)      (.49)     (.22)     (.45)      (.44)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset value, end of period          $  9.80    $  9.40    $  9.41   $  9.80   $  9.40    $  9.41
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share        6.89%+++   5.54%     (1.13%)+++ 6.62%+++  5.00%     (1.59%)+++
Return:**                                                   =======    =======    =======   =======   =======    =======


Ratios to           Expenses, net of reimbursement             .44%*      .31%       .08%*     .95%*     .84%       .58%*
Average                                                     =======    =======    =======   =======   =======    =======
Net Assets:         Expenses                                  1.14%*     1.23%      1.30%*    1.65%*    1.75%      1.80%*
                                                            =======    =======    =======   =======   =======    =======
                    Investment income--net                    5.04%*     5.51%      5.26%*    4.53%*    4.99%      4.75%*
                                                            =======    =======    =======   =======   =======    =======

Supplemental        Net assets, end of period
Data:               (in thousands)                          $ 4,447    $ 4,332    $ 6,712   $25,053   $25,861    $25,943
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                       64.01%    142.77%     52.88%    64.01%   142.77%     52.88%
                                                            =======    =======    =======   =======   =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                    Class C               Class D
                                                                              For the    For the     For the    For the
                                                                                Six      Period        Six       Period
The following per share data and ratios have been derived                      Months    Oct. 21,     Months    Oct. 21,
from information provided in the financial statements.                         Ended    1994++ to     Ended    1994++ to
                                                                              Jan. 31,   July 31,    Jan. 31,   July 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1996       1995
Per Share           Net asset value, beginning of period                      $   9.40   $   9.02    $   9.39   $   9.02
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .21        .34         .24        .38
                    Realized and unrealized gain on investments--net               .41        .38         .41        .37
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .62        .72         .65        .75
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.21)      (.34)       (.24)      (.38)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   9.81   $   9.40    $   9.80   $   9.39
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           6.68%+++   8.19%+++    6.95%+++   8.55%+++
Return:**                                                                     ========   ========    ========   ========


Ratios to Average   Expenses, net of reimbursement                               1.05%*     1.00%*       .54%*      .51%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     1.75%*     1.88%*      1.25%*     1.39%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.44%*     4.68%*      4.96%*     5.12%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  1,357   $    853    $    190   $    188
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          64.01%    142.77%      64.01%    142.77%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Oregon Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class
B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed expense limitations at the time of payment. For the six months ended January 31, 1996, FAM earned fees of $87,259, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $24,324.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account
                                        Maintenance   Distribution
                                            Fee            Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $170         $1,100
Class D                                  $ 18         $  281


For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $58,920 and $240 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $20,637,919 and $18,856,524, respectively.

Net realized and unrealized gains as of January 31, 1996 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments            $    305,966   $  2,026,302
                                 ------------   ------------
Total                            $    305,966   $  2,026,302
                                 ============   ============


As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $2,026,302, all of which related to appreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $28,872,456.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $1,523,233 and $1,192,644 for the six months ended January 31, 1996 and the year ended July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                    Dollar
January 31, 1996                      Shares        Amount

Shares sold                            18,073   $    172,514
Shares issued to shareholders
in reinvestment of dividends            7,645         73,287
                                  -----------   ------------
Total issued                           25,718        245,801
Shares redeemed                       (32,956)      (317,617)
                                  -----------   ------------
Net decrease                           (7,238)  $    (71,816)
                                  ===========   ============


Class A Shares for the
Year Ended                                          Dollar
July 31, 1995                         Shares        Amount

Shares sold                            65,606   $    590,520
Shares issued to shareholders
in reinvestment of dividends           18,358        167,505
                                  -----------   ------------
Total issued                           83,964        758,025
Shares redeemed                      (336,462)    (2,993,389)
                                  -----------   ------------
Net decrease                         (252,498)  $ (2,235,364)
                                  ===========   ============

Class B Shares for the
Six Months Ended                                    Dollar
January 31, 1996                      Shares        Amount

Shares sold                           221,752   $  2,121,128
Shares issued to shareholders
in reinvestment of dividends           30,681        294,088
                                  -----------   ------------
Total issued                          252,433      2,415,216
Shares redeemed                      (448,668)    (4,312,353)
                                  -----------   ------------
Net decrease                         (196,235)  $ (1,897,137)
                                  ===========   ============


Class B Shares for the
Year Ended                                          Dollar
July 31, 1995                         Shares        Amount

Shares sold                           579,985   $  5,316,243
Shares issued to shareholders
in reinvestment of dividends           73,142        667,752
                                  -----------   ------------
Total issued                          653,127      5,983,995
Shares redeemed                      (658,507)    (5,958,286)
                                  -----------   ------------
Net increase (decrease)                (5,380)  $     25,709
                                  ===========   ============


Class C Shares for the
Six Months Ended                                    Dollar
January 31, 1996                      Shares        Amount

Shares sold                            51,391   $    488,294
Shares issued to shareholders
in reinvestment of dividends            1,722         16,573
                                  -----------   ------------
Total issued                           53,113        504,867
Shares redeemed                        (5,565)       (53,276)
                                  -----------   ------------
Net increase                           47,548   $    451,591
                                  ===========   ============


Class C Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                            94,204   $    863,629
Shares issued to shareholders
in reinvestment of dividends              883          8,240
                                  -----------   ------------
Total issued                           95,087        871,869
Shares redeemed                        (4,347)       (41,198)
                                  -----------   ------------
Net increase                           90,740   $    830,671
                                  ===========   ============

[FN]
++Commencement of Operations.

Class D Shares for the
Six Months Ended                                    Dollar
January 31, 1996                      Shares        Amount

Shares sold                             2,068   $     19,581
Shares issued to shareholders
in reinvestment of dividends              147          1,415
                                  -----------   ------------
Total issued                            2,215         20,996
Shares redeemed                        (2,818)       (26,867)
                                  -----------   ------------
Net decrease                             (603)  $     (5,871)
                                  ===========   ============


Class D Shares for the Period
October 21, 1994++                                  Dollar
to July 31, 1995                      Shares        Amount

Shares sold                            23,942   $    223,020
Shares issued to shareholders
in reinvestment of dividends              129          1,210
                                  -----------   ------------
Total issued                           24,071        224,230
Shares redeemed                        (4,039)       (37,890)
                                  -----------   ------------
Net increase                           20,032   $    186,340
                                  ===========   ============

[FN]
++Commencement of Operations.


5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a capital loss carryforward of approximately $1,691,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Robert A. DiMella, Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863